SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2009

SPICY PICKLE FRANCHISING, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-53000 (Commission File Number)	38-3750924 (IRS Employer Identification No.)

90 Madison Street, Suite 700, Denver, Colorado 80206
 (Address of principal executive offices)          (Zip Code)

(303) 297-1902
Registrant’s telephone number, including area code

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

The registrant is furnishing a reprint from the November 23, 2009 issue of The Wall Street Transcript containing an interview with the registrant’s chief executive officer, Marc N. Geman, to persons that have requested notification of certain regulatory filings and other news published from time to time by the registrant. Such persons will be emailed on December 3, 2009, and given a link to the reprint, which is filed as Exhibit 99.1 to this report.

The information contained in this report, including Exhibit 99.1, is “furnished” pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless this report is specifically incorporated by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Cautionary Statements regarding Reprint

Certain statements in this filing regarding future expectations and plans for the registrant may be regarded as “forward looking statements.”  These statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include, but are not limited to, the following: factors that could affect our ability to achieve and manage our planned expansion, such as the availability of a sufficient number of suitable new restaurant sites and the availability of qualified franchisees and employees; risks relating to our expansion into new markets; the risk of food-borne illnesses and other health concerns about our food products; changes in the availability and costs of food; changes in consumer preferences, general economic conditions or consumer discretionary spending; the impact of federal, state or local government regulations relating to our franchisees and employees, and the sale of food or alcoholic beverages; the impact of litigation; our ability to protect our name and logo and other proprietary information; the potential effects of inclement weather; the effect of competition in the restaurant industry; and other risk factors described from time to time in our SEC reports. Any information provided in this filing is qualified in its entirety by the registrant’s filings with the Securities and Exchange Commission and any subsequent filing updates, changes or adjustments.  Information is current as of the date presented, but as events change, the information herein may become out of date.  Readers are encouraged to read the registrant’s filings with the Securities and Exchange Commission to review the more complete discussions of the risks outlined above.  The registrant expressly disclaims any obligation to update the information contained in Exhibit 99.1 of this Report.  The inclusion of any data or statements in this presentation does not signify that the information is considered material.

Item 9.01                      Financial Statements and Exhibits

Regulation S-K Number	Document
99.1	Reprint of November 23, 2009 issue of The Wall Street Transcript containing interview with Marc N. Geman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPICY PICKLE FRANCHISING, INC.
December 3, 2009	By: /s/ Arnold Tinter Arnold Tinter Chief Financial Officer

EXHIBIT INDEX

Regulation S-K Number	Document
99.1	Reprint of November 23, 2009 issue of The Wall Street Transcript containing interview with Marc N. Geman